Exhibit 32.1

SKINOVATION PHARMACEUTICAL INCORPORATED

CERTIFICATION OF PERIODIC REPORT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

18 U.S.C. Section 1350

The undersigned executive officer of Skinovation Pharmaceutical Incorporated certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

•	the annual report on Form 10-K of the Company for the year ended December 31, 2018, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 19, 2019	/s/ Hugo Rodier Hugo Rodier Principal Executive Officer Principal Financial Officer